UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2007



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             0-22446                                      95-3015862
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    (Commission File Number)                   (IRS Employer Identification No.)


495A South Fairview Avenue, Goleta, California              93117
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   (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code        (805) 967-7611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition

                  On October 25, 2007, Deckers Outdoor Corporation issued a press release announcing its financial results for the three months ended September 30, 2007 and held a conference call regarding its financial results for the third quarter of 2007 ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                  The information disclosed under this Item 2.02, including
Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.        Financial Statements and Exhibits.

              (d) Exhibits.

                  Exhibit No.              Description
                  -----------              -----------
                     99.1                  Press release, dated October 25, 2007


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Deckers Outdoor Corporation

       Date:  October 25, 2007                /s/ Zohar Ziv
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                                              Zohar Ziv, Chief Financial Officer